UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported)     August 20, 2003

EASTMAN CHEMICAL COMPANY

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-12626 (Commission File Number)	62-1539359 (I.R.S. employer identification No.)

100 N. Eastman Road, Kingsport, TN (Address of principal executive offices)	37660 (Zip Code)

Registrant’s telephone number, including area code:  (423) 229-2000

SIGNATURES
EXHIBIT INDEX
EX-99.1 PUBLIC RELEASE DATED AUGUST 20, 2003

Item 7. Financial Statements and Exhibits

(c)  Exhibits

The following exhibit is furnished pursuant to Item 9 and Item 12:

99.01	Public release by the registrant on August 20, 2003 of additional financial information for the Coatings, Adhesives, Specialty Polymers and Inks Segment.

Item 9. Regulation FD Disclosure (Information Being Furnished Under Item 12).

In accordance with Securities and Exchange Commission Release No. 33-8216, the following information, which is intended to be furnished under Item 12, “Results of Operations and Financial Condition,” is instead being furnished under Item 9, “Regulation FD Disclosure.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On August 20, 2003, the registrant publicly released additional financial information for the Coatings, Adhesives, Specialty Polymers and Inks segment. The full text of the release is filed as Exhibit 99.01 to this Form 8-K, and is incorporated into Item 9 of this Form 8-K by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eastman Chemical Company

By:	/s/ James P. Rogers

Name: James P. Rogers Title: Senior Vice President and Chief Financial Officer

Date: August 20, 2003

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

99.01	Public release by the registrant on August 20, 2003 of additional financial information for the Coating, Adhesives, Specialty Polymers and Inks segment

4